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                                                                    EXHIBIT 10.4

                             FIFTEENTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

         THIS FIFTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of March 24, 2000, is entered into by and among CONGRESS FINANCIAL CORPORATION, a Delaware corporation ("Lender"), HANOVER DIRECT PENNSYLVANIA, INC., a Pennsylvania corporation ("HDPI"), BRAWN OF CALIFORNIA, INC., a California corporation ("Brawn"), GUMP'S BY MAIL, INC., a Delaware corporation ("GBM"), GUMP'S CORP., a California corporation ("Gump's"), LWI HOLDINGS, INC., a Delaware corporation ("LWI"), HANOVER DIRECT VIRGINIA INC., a Delaware corporation ("HDV"), HANOVER REALTY, INC., a Virginia corporation ("Hanover Realty"), THE COMPANY STORE FACTORY, INC., a Delaware corporation ("TCS Factory"), THE COMPANY OFFICE, INC., a Delaware corporation ("TCS Office"), TWEEDS, LLC, a Delaware limited liability company ("Tweeds LLC"), SILHOUETTES, LLC, a Delaware limited liability company ("Silhouettes LLC"), HANOVER COMPANY STORE, LLC, a Delaware limited liability company ("HCS LLC"), DOMESTICATIONS, LLC, a Delaware limited liability company ("Domestications LLC"; and together with HDPI, Brawn, GBM, Gump's, LWI, HDV, Hanover Realty, TCS Factory, TCS Office, Tweeds LLC, Silhouettes and HCS LLC, each individually referred to herein as an "Existing Borrower" and collectively, as "Existing Borrowers"), and HANOVER DIRECT, INC., a Delaware corporation, ("Hanover"), AMERICAN DOWN & TEXTILE COMPANY, a Wisconsin corporation ("American Down"), D.M. ADVERTISING, INC., a New Jersey corporation ("DM Advertising"), SCANDIA DOWN CORPORATION, a Delaware corporation ("Scandia"), YORK FULFILLMENT COMPANY, INC., a Pennsylvania corporation ("York Fulfillment"), KEYSTONE LIQUIDATIONS, INC., a Delaware Corporation, formerly known as Tweeds of Vermont, Inc., HANOVER HOME FASHIONS GROUP, LLC, a Delaware limited liability company ("HHFG LLC"), KITCHEN & HOME, LLC, a Delaware limited liability company ("Kitchen & Home, LLC"), DOMESTICATIONS KITCHEN & GARDEN, LLC, a Delaware limited liability company ("Domestications K&G, LLC"), ENCORE CATALOG, LLC, a Delaware limited liability company ("Encore LLC"), CLEARANCE WORLD OUTLETS, LLC, a Delaware limited liability company ("Clearance World"), SCANDIA DOWN, LLC, a Delaware limited liability company ("Scandia Down, LLC"), ERIZON, INC., a Delaware corporation ("erizon, inc."), HANOVER BRANDS, INC., a Delaware corporation ("Hanover Brands"), ERIZON.COM, INC., a Delaware corporation ("erizon.com"), LACROSSE FULFILLMENT, LLC, a Delaware limited liability company ("LaCrosse, LLC"), SAN DIEGO TELEMARKETING, LLC, a Delaware limited liability company ("San Diego LLC"; each individually a "Guarantor" and collectively "Guarantor" and KEYSTONE INTERNET SERVICES, INC. ("Keystone Internet"). Each Existing Borrower, together with Keystone Internet shall hereinafter be referred to individually as a "Borrower" and collectively as "Borrowers".

                              W I T N E S S E T H:

         WHEREAS, Existing Borrowers, Guarantors and Lender are parties to the Loan and Security Agreement, dated November 14, 1995, as amended by the First Amendment to Loan and Security Agreement, dated February 22, 1996, the Second Amendment to Loan and Security Agreement, dated April 16, 1996, the Third Amendment to Loan and Security Agreement, dated May 24, 1996, the Fourth Amendment to Loan and Security Agreement, dated May 31, 1996, the Fifth Amendment




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to Loan and Security Agreement, dated September 11, 1996, the Sixth Amendment to
Loan and Security Agreement, dated as of December 5, 1996, the Seventh Amendment to Loan and Security Agreement, dated as of December 18, 1996 ("Seventh
Amendment to Loan Agreement"), the Eighth Amendment to Loan and Security Agreement, dated as of March 26, 1997, the Ninth Amendment to Loan and Security Agreement, dated as of April 18, 1997, the Tenth Amendment to Loan and Security Agreement, dated as of October 31, 1997, the Eleventh Amendment to Loan and Security Agreement, dated as of March 25, 1998, the Twelfth Amendment to Loan and Security Agreement, dated as of September 30, 1998, the Thirteenth Amendment to Loan and Security Agreement, dated as of September 30, 1998, Fourteenth Amendment to Loan and Security Agreement, dated as of February 28, 2000 (as so amended, the "Loan Agreement"), pursuant to which Lender has made loans and advances to Existing Borrowers; and

         WHEREAS, Existing Borrowers and Guarantors have requested that Keystone Internet become a Revolving Loan Borrower pursuant to the terms and conditions of the Loan Agreement, as amended hereby; and

         WHEREAS, Borrowers and Guarantors have requested that Lender, among other things (a) make an additional term loan to HDPI, consolidate the principal amount of that term loan with the outstanding principal balance of the existing HDPI Term Loan, and agree to amend and restate the terms of the HDPI Term Loan as so consolidated, (b) make an additional term loan to Hanover Realty, consolidate the principal amount of that term loan with the outstanding principal balance of the existing Hanover Realty Term Loan, and agree to amend and restate the terms of the Hanover Realty Term Loan as so consolidated, (c) make an additional term loan to TCS Factory, consolidate the principal amount of that term loan with the outstanding principal balance of the existing TCS Factory Term Loan, and agree to amend and restate the terms of the TCS Factory Term Loan as so consolidated, (d) make an additional term loan to TCS Office, consolidate the principal amount of that term loan with the outstanding principal balance of the existing TCS Office Term Loan, and agree to amend and restate the terms of the TCS Office Term Loan as so consolidated, (e) make an additional term loan to the Tranche B Term Loan Borrowers (as hereinafter defined) in the aggregate amount of $7,500,000, (f) make available Revolving Accounts Loans to certain Revolving Loan Borrowers in respect of Eligible Credit Card Receivables (as hereinafter defined) and of Eligible Fulfillment Contract Receivables, and (g) extend the Renewal Date to January 31, 2004; and

         WHEREAS, the parties to the Loan Agreement desire to enter into this Fifteenth Amendment to Loan and Security Agreement (this "Amendment") to evidence and effectuate such consents, amendments and agreements, and certain other amendments to the Financing Agreements relating thereto, in each case subject to the terms and conditions and to the extent set forth herein;

         NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Definitions.

                  (a) Additional Definitions. As used herein or in any of the other Financing Agreements, the following terms shall have the meanings given to them below, and the Loan

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Agreement shall be deemed and is hereby amended to
include, in addition and not in limitation, the following definitions:

                         (i)    "Capital Expenditures" shall mean (A) all
expenditures for any fixed or capital assets or improvements, for all replacements, substitutions or additions thereto, which should be capitalized on a balance sheet in accordance with GAAP, whether acquired by way of purchase, capital or finance lease, increase product service charges, offset items or otherwise, plus (B) to the extent not included in clause (A), any expenditures for any fixed or capital assets or improvements in connection with the acquisition, construction, expansion or improvement of any present or future fulfillment center or warehouse facility owned, leased or otherwise used by Borrowers or Guarantors.

                         (ii)   "Consolidated Net Income" shall mean, with
respect to any Person and its Subsidiaries for any period, the aggregate of the net income (loss) of such Person and its Subsidiaries, on a consolidated basis, for such period (excluding to the extent included therein any extraordinary and/or unusual and non-recurring gains) after deducting all charges which should be deducted before arriving at the net income (loss) for such period and, without duplication, after deducting the Provision for Taxes for such period, all as determined in accordance with GAAP; provided, that, (A) the net income of any Person that is not a wholly-owned Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid or payable to such Person or a wholly-owned Subsidiary of such Person; (B) except to the extent included pursuant to the foregoing clause, the net income of any Person accrued prior to the date it becomes a wholly-owned Subsidiary of such Person or is merged into or consolidated with such Person or any of its wholly-owned Subsidiaries or that Person's assets are acquired by such Person or by its wholly-owned Subsidiaries shall be excluded; and (C) the net income (if positive) of any wholly-owned Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such wholly-owned Subsidiary to such Person or to any other wholly-owned Subsidiary of such Person is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such wholly-owned Subsidiary shall be excluded. For the purposes of this definition, (1) net income excludes any gain (or loss) together with any related Provision for Taxes for such gain (or loss) realized upon the sale or other disposition of any assets that are not sold in the ordinary course of business (including, without limitation, dispositions pursuant to sale and leaseback transactions) or of any Capital Stock of such Person or a Subsidiary of such Person and any net income realized or loss incurred as a result of changes in accounting principles or the application thereof to such Person, (2) the term "Provision for Taxes" shall mean an amount equal to all taxes imposed on or measured by net income, whether Federal, State, Provincial, county or local, and whether foreign or domestic, that are paid or payable by any Person in respect of any period in accordance with GAAP, and (3) the term "Capital Stock" shall mean, with respect to any Person, any and all shares, interests, participation or other equivalents (however designated) of such Person's capital stock at any time outstanding, and any and all rights, warrants or options exchangeable for or convertible into such capital stock (but excluding any debt security that is exchangeable for or convertible into such capital stock).

                         (iii)  "Credit Card Processor" shall mean any servicing
or processing agent or any factor or financial intermediary who facilitates, services, processes or manages the credit authorization, billing transfer and/or payment procedures with respect to any of any Borrower's sales



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transactions involving credit card or debit card purchases by customers using credit cards or debit cards issued by any Credit Card Issuer, and shall include, without limitation, Paymentech and Capital One.

                         (iv)   "EBITDA" shall mean, as to any Person and its
Subsidiaries, with respect to any period, an amount equal to: (A) the Consolidated Net Income of such Person and its Subsidiaries for such period determined in accordance with GAAP, plus (B) depreciation, amortization and other non-cash charges (including, but not limited to, imputed interest and deferred compensation) for such period (to the extent deducted in the computation of Consolidated Net Income of such Person), all in accordance with GAAP, plus (1) Interest Expense for such period (to the extent deducted in the computation of Consolidated Net Income of such Person), plus (2) charges for Federal, State, local and foreign income taxes for such period (to the extent deducted in the computation of Consolidated Net Income of such Person).

                         (v)    "Eligible Credit Card Receivables" shall mean
Credit Card Receivables of Revolving Loan Borrowers which are and continue to be acceptable to Lender based on the criteria set forth below. In general, Credit Card Receivables shall be Eligible Credit Card Receivables if:

                                (A) such Credit Card Receivables arise from the
actual and bona fide sale and delivery of goods or rendition of services by such Revolving Loan Borrower in the ordinary course of the business of such Revolving Loan Borrower, which transactions are completed in accordance with the terms and provisions contained in any documents binding on such Revolving Loan Borrower or the other party or parties related thereto;

                                (B) such Credit Card Receivables are not past
due pursuant to the terms set forth in the Credit Card Agreements with the Credit Card Issuer or Credit Card Processor of the credit card or debit card used in the purchase giving rise to such Credit Card Receivables;

                                (C) such Credit Card Receivables are neither
Deferred Billing Receivables nor Installment Billing Receivables;

                                (D) such Credit Card Receivables comply with
the applicable terms and conditions contained in Section 6.12A of the Loan Agreement;

                                (E) the chief executive office of the Credit
Card Issuer or Credit Card Processor with respect to such Credit Card Receivables is located in the United States of America;

                                (F) the Credit Card Issuer or Credit Card
Processor with respect to such Credit Card Receivables has not asserted a counterclaim, defense or dispute and does not have, and does not engage in transactions which may give rise to, any right of setoff against such Credit Card Receivables (other than transactions in the ordinary course of the business of such Revolving Loan Borrower) and such Credit Card Issuer or Credit Card Processor has not setoff against amounts otherwise payable by such Credit Card Issuer or Credit Card Processor to such Revolving Loan Borrower for the purpose of establishing a reserve or collateral for obligations of such Revolving Loan Borrower to such Credit Card Issuer or Credit Card Processor;




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                                (G) there are no facts, events or occurrences
which would impair the validity, enforceability or collectability of such Credit Card Receivables or reduce the amount payable or delay payment thereunder;

                                (H) such Credit Card Receivables are subject to
the first priority, valid and perfected security interest of Lender and any goods giving rise thereto are not, and were not at the time of the sale thereof, subject to any liens except those permitted in the Loan Agreement;

                                (I) Lender shall have received, in form and
substance satisfactory to Lender, a Credit Card Acknowledgment duly authorized, executed and delivered by the Credit Card Issuer or Credit Card Processor for the credit card or debit card used in the sale which gave rise to such Credit Card Receivable, such Credit Card Acknowledgment shall be in full force and effect and the Credit Card Issuer or Credit Card Processor party thereto shall have complied with the terms thereof;

                                (J) there are no proceedings or actions which
are threatened or pending against the Credit Card Issuers or Credit Card Processors with respect to such Credit Card Receivables which might result in any material adverse change in the financial condition of any such Credit Card Issuer or Credit Card Processor;

                                (K) such Credit Card Receivables are owed by
Credit Card Issuers or Credit Card Processors deemed creditworthy at all times by Lender;

                                (L) no default or event of default has occurred
under the Credit Card Agreement of such Revolving Loan Borrower with the Credit Card Issuer or Credit Card Processor who has issued the credit card or debit card or handles payments under the credit card or debit card used in the sale which gave rise to such Credit Card Receivables, which default gives such Credit Card Issuer or Credit Card Processor the right to cease or suspend payments to such Revolving Loan Borrower, and no event shall have occurred which gives such Credit Card Issuer or Credit Card Processor the right to setoff against amounts otherwise payable to such Revolving Loan Borrower (other than for then current fees and chargebacks consistent with the current practices of such Credit Card Issuer or Credit Card Processor) or the right to establish reserves or establish or demand collateral and such Credit Card Agreements are otherwise in full force and effect; and

                                (M) the Credit Card Issuer or Credit Card
Processor has not sent any notice of default and/or notice of its intention to cease or suspend payments to Hanover or any Revolving Loan Borrower in respect of such Credit Card Receivables or to establish reserves or cash collateral for obligations of Hanover or any Revolving Loan Borrower to such Credit Card Issuer or Credit Card Processor.

General criteria for Eligible Credit Card Receivables may be established and revised from time to time by Lender in its discretion. Any Credit Card Receivables which are not Eligible Credit Card Receivables shall nevertheless be part of the Collateral.

                         (vi)   "Eligible Fulfillment Contract Receivables"
shall mean Fulfillment Contract Receivables created by Fulfillment Contract Borrowers which are and continue to be



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acceptable to Lender based on the criteria set forth below. In general,
Fulfillment Contract Receivables shall be Eligible Fulfillment Contract Receivables if:

                                (A) such Fulfillment Contract Receivables arise
from the actual and bona fide sale and delivery of goods by such Fulfillment Contract Borrowers or rendition of services by Borrower in the ordinary course of its business which transactions are completed in accordance with the terms and provisions contained in any documents related thereto;

                                (B) such Fulfillment Contract Receivables are
not unpaid more than the sixty (60) days after the original maturity date of the invoice therefor or more than ninety (90) days after the date of the original invoice for them;

                                (C) such Fulfillment Contract Receivables comply
with the terms and conditions contained in Section 6.12A of the Loan Agreement;

                                (D) such Fulfillment Contract Receivables do
not arise from sales on consignment, guaranteed sale, sale and return, sale on approval, or other terms under which payment by the account debtor may be conditional or contingent;

                                (E) the chief executive office of the account
debtor with respect to such Fulfillment Contract Receivables is located in the United States of America or Canada;

                                (F) such Fulfillment Contract Receivables do
not consist of progress billings (such that the obligation of the account debtors with respect to such Fulfillment Contract Receivables is conditioned upon such Fulfillment Contract Borrower's satisfactory completion of any further performance under the agreement giving rise thereto), bill and hold invoices or retainage invoices;

                                (G) the account debtor with respect to such
Fulfillment Contract Receivables has not asserted a counterclaim, defense or dispute and does not have, and does not engage in transactions which may give rise to, any right of setoff or recoupment against such Fulfillment Contract Receivables (but the portion of the Fulfillment Contract Receivables of such account debtor in excess of the amount at any time and from time to time owed by such Fulfillment Contract Borrower to such account debtor or claimed owed by such account debtor may be deemed Eligible Fulfillment Contract Receivables);

                                (H) there are no facts, events or occurrences
which would impair the validity, enforceability or collectability of such Fulfillment Contract Receivables or reduce the amount payable or delay payment thereunder;

                                (I) such Fulfillment Contract Receivables are
subject to the first priority, valid and perfected security interest of Lender and any goods giving rise thereto are not, and were not at the time of the sale thereof, subject to any liens except those permitted in the Loan Agreement;




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                                (J) neither the account debtor nor any officer
or employee of the account debtor with respect to such Fulfillment Contract Receivables is an officer, employee, agent or other Affiliate of such Fulfillment Contract Borrower;

                                (K) the account debtors with respect to such
Fulfillment Contract Receivables are not any foreign government, the United States of America, any State, political subdivision, department, agency or instrumentality thereof, unless, if the account debtor is the United States of America, any State, political subdivision, department, agency or instrumentality thereof, upon Lender's request, the Federal Assignment of Claims Act of 1940, as amended or any similar State or local law, if applicable, has been complied with in a manner satisfactory to Lender;

                                (L) there are no proceedings or actions which
are threatened or pending against the account debtors with respect to such Fulfillment Contract Receivables which might result in any material adverse change in any such account debtor's financial condition;

                                (M) such Fulfillment Contract Receivables of a
single account debtor, other than KB Kids.com, LLC or its affiliates do not constitute more than ten (10%) percent of all otherwise Eligible Fulfillment Contract Receivables (but the portion of the Fulfillment Contract Receivables not in excess of such percentage may be deemed Eligible Fulfillment Contract Receivables );

                                (N) such Fulfillment Contract Receivables of KB
Kids.com, LLC or its affiliates do not constitute more than fifty (50%) percent of all otherwise Eligible Fulfillment Contract Receivables (but the portion of the Fulfillment Contract Receivables not in excess of such percentage may be deemed Eligible Fulfillment Contract Receivables );

                                (O) such Fulfillment Contract Receivables are
not owed by an Fulfillment Contract Receivables debtor who has Accounts unpaid more sixty (60) days after the original maturity date of the invoice therefor or more than ninety (90) days after the original invoice date for them which constitute more than fifty (50%) percent of the total Fulfillment Contract Receivables of such account debtor;

                                (P) such Fulfillment Contract Receivables are
owed by account debtors whose total indebtedness to such Fulfillment Contract Borrower does not exceed the credit limit with respect to such account debtors as determined by such Fulfillment Contract Borrower from time to time and as is reasonably acceptable to Lender (but the portion of the Fulfillment Contract Receivables not in excess of such credit limit may be deemed Eligible Fulfillment Contract Receivables); and

                                (Q) such Fulfillment Contract Receivables are
owed by account debtors deemed creditworthy at all times by such Fulfillment Contract Borrower consistent with its current practice and who are reasonably acceptable to Lender.

General criteria for Eligible Fulfillment Contract Receivables may be established and revised from time to time by Lender in good faith based on an event, condition or other circumstance arising after the date hereof, or existing on the date hereof to the extent Lender has no written notice thereof from Fulfillment Contract Borrowers, which adversely affects or could reasonably be expected to


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adversely affect the Fulfillment Contract Receivables in the good faith determination of Lender. Any Fulfillment Contract Receivables which are not Eligible Fulfillment Contract Receivables shall nevertheless be part of the Collateral.

                         (vii)  "Excess Loan Availability" shall mean, at any
time, the amount, if any, as determined by Lender, by which:

                                (A) the amount of the Revolving Loans determined
by Lender to be available to Revolving Loan Borrowers pursuant to the Revolving Loan Formulas (but not to exceed (1) in the case of each Revolving Loan Borrower, the applicable lending sublimits under the Loan Agreement and the other Financing Agreements, or (2) in the case of Revolving Loan Borrowers considered together, the Revolving Loan Limit) exceeds

                                (B) the sum of

                                    (1) the amount of all outstanding and unpaid
                                Obligations of Revolving Loan Borrowers, plus

                                    (2) the aggregate amount of all reserves
                                established by Lender under the Loan Agreement and the other Financing Agreements.

                         (viii) "Fulfillment Contract Borrower" shall mean
Keystone Internet and such other Revolving Loan Borrowers acceptable to Lender that may provide fulfillment services pursuant to Fulfillment Contracts.

                         (ix)   "Fulfillment Contract Receivables" shall mean
all present and future rights of a Fulfillment Contract Borrower to payment for goods sold or services performed pursuant to Fulfillment Contracts.

                         (x)    "Fulfillment Contract" shall mean an agreement
between a Fulfillment Contract Borrower and a third party pursuant to which a Fulfillment Contract Borrower, among other things, will provide telemarketing, fulfillment and other services, including, without limitation, processing orders of customers of such third party, and warehousing and shipping merchandise of such third party to customers, which agreements include, without limitation, the agreements listed on Schedule A hereto.

                         (xi)   "Interest Expense" shall mean, for any period,
as to any Person and its Subsidiaries, all of the following as determined in accordance with GAAP: (A) total interest expense, whether paid or accrued (including the interest component of Capitalized Lease Obligations for such period), including, without limitation, all bank fees, commissions, discounts and other fees and charges owed with respect to letters of credit, banker's acceptances or similar instruments, but excluding (1) amortization of discount and amortization of deferred financing fees and closing costs, (2) interest paid in property other than cash and (3) any other interest expense not payable in cash, minus (B) any net payments received during such period as interest income received in respect of its investments in cash and cash equivalents.




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                         (xii)  "Net Amount of Eligible Credit Card Receivables"
shall mean the gross amount of Eligible Credit Card Receivables, less discounts, fees and chargebacks and other amounts payable by Revolving Loan Borrowers to Credit Card Issuers or Credit Card Processors.

                         (xiii) "Net Amount of Eligible Fulfillment Contract
Receivables" shall mean the aggregate amount of regularly scheduled payments due to the Fulfillment Contract Borrower under the terms of the Fulfillment Contract giving rise to such Eligible Fulfillment Contract Receivables, exclusive of any amounts otherwise payable by such Fulfillment Contract Borrower in connection with the Fulfillment Contract and of any discounts, prepayments, fees, claims, credits and allowances of any nature at any time issued, owing or granted with respect to such Fulfillment Contract.

                         (xiv)  "Restated TCS Factory Term Note" shall mean the
Amended and Restated Term Promissory Note, dated as of the date hereof, made by TCS Factory payable to the order of Lender in the original principal amount of $2,790,000, as such note now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                         (xv)   "Restated TCS Office Term Note" shall mean the
Amended and Restated Term Promissory Note, dated as of the date hereof, made by TCS Office payable to the order of Lender in the original principal amount of $945,000, as such note now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                         (xvi)   "Richemont Credit Facilities" shall mean the
credit facilities of Richemont made available to Hanover and Borrowers and Guarantors evidenced by the Richemont $10,000,000 Credit Agreements and the Richemont $25,000,000 Credit Agreements.

                         (xvii)  "Richemont $10,000,000 Call Agreement" shall
mean the letter agreement, dated as of the date hereof, between Lender and Richemont, acknowledged by Hanover and Borrowers, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                         (xviii) "Richemont $10,000,000 Credit Agreements"
shall mean the unsecured credit facility provided by Richemont to Hanover and Borrowers in the principal amount of up to $10,000,000 as set forth in the Revolving Loan Agreement, dated as of the date hereof, between Hanover and Richemont, and any notes, agreements, documents and instruments executed or delivered in connection therewith, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                         (xix)   "Richemont $25,000,000 Credit Agreements" shall
mean the unsecured credit facility provided by Richemont to Hanover in the principal amount of up to $25,000,000 as set forth in the Unsecured Line of Credit & Promissory Note, dated March 1, 2000, between Hanover and Richemont, and any agreements, documents and instruments executed or delivered in connection therewith, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                         (xx)    "Second Restated Hanover Realty Term Note"
shall mean the Second Amended and Restated Term Promissory Note, dated as of the date hereof, by Hanover Realty



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
payable to the order of Lender in the original principal amount of $10,200,000, as such note now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                         (xxi)   "Second Restated HDPI Term Note" shall mean the
Second Amended and Restated Term Promissory Note, dated as of the date hereof, made by HDPI payable to the order of Lender in the original principal amount of $3,600,000, as such note now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                         (xxii)  "Tranche B Term Loan Borrowers" shall mean
HDPI, Brawn, GBM, Gump's, LWI, HDV, Hanover Realty, Tweeds LLC, Silhouettes LLC, Domestications LLC, HCS LLC, TCS Factory, TCS Office and Keystone Internet.

                         (xxiii) "Tranche B Term Loan Participant" shall mean
Ableco Finance LLC, a Delaware limited liability company, and its successors and assigns.

                         (xxiv)  "Tranche B Term Loan Participation Agreement"
means the Participation Agreement between Participant and Lender, dated on or about the date hereof, as from time to time amended, extended, renewed, restated, supplemented or replaced.

                         (xxv)   "Tranche B Term Note" shall mean the Tranche B
Term Promissory Note, dated as of the date hereof, made by the Tranche B Term Loan Borrowers payable to the order of Lender in the original principal amount of $7,500,000, as such note now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (b)    Amendments to Definitions.

                         (i)    Accounts Loan Formula. Section 1.4 of the Loan
Agreement is hereby deleted in its entirety and replaced with the following:

                                "1.4    "Accounts Loan Formula" shall mean,
                         collectively, the Deferred Billing Loan Formula, the Installment Billing Loan Formula, the Credit Card Receivable Loan Formula and the Fulfillment Contract Receivable Loan Formula."

                         (ii)   Credit Card Acknowledgments. All references to
the term "Third Party Credit Card Acknowledgment" in the Loan Agreement and the other Financing Agreements are hereby deleted and replaced with the term "Credit Card Acknowledgments" which shall mean, individually and collectively, the agreements by Credit Card Issuers or Credit Card Processors who are parties to Credit Card Agreements in favor of Lender acknowledging Lender's first priority security interest in the monies due and to become due to Borrowers (including, without limitation, credits and reserves) under the Credit Card Agreements, and agreeing to transfer all such amounts to the Blocked Accounts, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                         (iii)  Credit Card Agreements. All references to the
term "Third Party Credit Card Agreements" in the Loan Agreement and the other Financing Agreements are hereby deleted and replaced with the term "Credit Card Agreements" which mean all agreements now or hereafter entered into by a Borrower with any Credit Card Issuer or any Credit Card Processor, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                         (iv)   Credit Card Issuer. All references to the term
"Third Party Credit Card Issuer" in the Loan Agreement and the other Financing Agreements are hereby deleted and replaced with the term "Credit Card Issuer" which shall mean any person (other than Borrower) who issues or whose members issue credit cards, including, without limitation, MasterCard or VISA bank credit or debit cards or other bank credit or debit cards issued through MasterCard International, Inc., Visa, U.S.A., Inc. or Visa International and American Express, Discover, Diners Club, Carte Blanche and other non-bank credit or debit cards, including, without limitation, credit or debit cards issued by or through American Express Travel Related Services Company, Inc. and Novus Services, Inc.

                         (v)    Credit Card Receivables.  All references to the
term "Third Party Credit Card Receivables" in the Loan Agreement and the other Financing Agreements is hereby deleted and replaced with the term "Credit Card Receivables" which shall mean, collectively, all present and future rights of Borrower to payment from any Credit Card Issuer, Credit Card Processor, including, without limitation, all MasterCard/VISA Receivables or other third party arising from sales of goods or rendition of services to customers who have purchased such goods or services using a credit or debit card and all present and future rights of Borrower to payment from any Credit Card Issuer, Credit Card Processor or other third party in connection with the sale or transfer of Accounts arising pursuant to the sale of goods or rendition of services to customers who have purchased such goods or services using a credit card or a debit card, including, but not limited to, all amounts at any time due or to become due from any Credit Card Issuer or Credit Card Processor under the Credit Card Agreements or otherwise.

                         (vi)   Interest Rate. With respect to interest accruing
on or after April 1, 2000 all references to the term "Interest Rate" in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to mean (A) as to Prime Rate Revolving Loans, a rate of one-half of one percent (.5%) per annum in excess of the Prime Rate, (B) as to Prime Rate Term Loans, a rate of three-quarters of one percent (.75%) per annum in excess of the Prime Rate, (C) as to the Tranche B Term Loan, a rate of four and one quarter percent (4 1/4%) per annum in excess of the Prime Rate, but in no event less than thirteen percent (13%), (D) as to Eurodollar Rate Revolving Loans, a rate of two and one-half percent (2.5%) per annum in excess of the Adjusted Eurodollar Rate, and (E) as to Eurodollar Rate Term Loans, a rate of three and one-half (3.5%) per annum in excess of the Adjusted Eurodollar Rate (in each case under clauses (C) or (D), based on the Eurodollar Rate applicable for the Interest Period selected by or on behalf of the applicable Borrower as in effect three (3) Banking Days prior to the commencement of such Interest Period for such Eurodollar Rate Loans in accordance with the terms of the Loan Agreement as amended hereby, whether such rate is higher or lower than any rate previously quoted to or for such Borrower); provided, that, the Interest Rate, as to Prime Rate Loans and Eurodollar Rate Loans, shall mean the rate two percent (2%) per annum more than the otherwise applicable variable Interest Rate provided under clause (A), (B), (C), (D) or (E) above (as applicable), at Lender's option, without notice, for the period from and after the date of the occurrence of any Event of Default, and for so long as such Event of Default is continuing, or after termination or non-renewal of the Loan Agreement and the other Financing Agreements. If the aggregate amount of Revolving Loans and

Letter of Credit Accommodations to one or more Revolving Loan Borrowers exceeds the amounts determined by Lender to be available pursuant to the Revolving Loan Formulas, net of reserves and subject to the applicable lending sublimits as to each Revolving Loan Borrower, and subject to the Revolving Loan Limit as to all Revolving Loan Borrowers considered together, the Interest Rate, as to Prime Rate Revolving Loans and Eurodollar Rate Revolving Loans, shall mean the rate two percent (2%) per annum more than the otherwise applicable Interest Rate provided under clause (A) or (D) above (as applicable) as to the amount of any such excess(es) (whether or not such excess(es) arise or are made with or without Lender's knowledge or consent and whether made before or after an Event of Default); provided, that, if such excess(es) arise solely by reason of the exercise of Lender's discretion under the Loan Agreement to reduce the Revolving Loan Formulas in the absence of an Event of Default that is continuing, the Interest Rate, shall not be so increased as to the amount of any such excess(es) for a period of five (5) days after Lender notifies the affected Revolving Loan Borrowers of such discretionary reduction in the Revolving Loan Formulas and, at and after the expiration of such period of five (5) days, the Interest Rate, may be so increased by Lender as to the amount of any such excess(es) then remaining.

                         (vii)  Maximum Credit. Section 1.83 of the Loan
Agreement shall be deemed deleted and replaced in its entirety with the following:

                                "1.83  "Maximum Credit" shall mean the
                         aggregate principal amount of $82,500,000, less payments and pre-payments made in respect of the Tranche A Term Loans and the Tranche B Term Loan."

                         (viii) Mortgages. Section 1.86 of the Loan Agreement
shall be deemed deleted in its entirety and replaced with the following:

                                "1.86 "Mortgages" shall mean, individually
                         and collectively, each of the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (a) the Open-End Fee and Leasehold Mortgage and Security Agreement, dated as of November 14, 1995, by HDPI in favor of Lender with respect to the Real Property and related assets of HDPI located in Hanover, Pennsylvania, as amended by the Mortgage Modification Agreement, dated as of June 26, 1998, and the Second Mortgage Modification Agreement, dated as of the date hereof, (b) the Deed of Trust, Assignment and Security Agreement, dated as of November 14, 1995, by Hanover Realty in favor of Lender with respect to the Real Property and related assets of Hanover Realty in Roanoke, Virginia, as amended by Amendment No. 1 to Deed of Trust, Assignment and Security Agreement, dated as of June 26, 1998, and Amendment No. 2 to Deed of Trust, Assignment and Security Agreement, dated as of the date hereof, (c) the Mortgage and Security Agreement, dated as of September 30, 1998, by TCS Factory in favor of Lender with respect to the Real Property and related assets of TCS Factory located at 2929 Airport Road, La Crosse, Wisconsin, as amended by the Mortgage Modification Agreement, dated as of the date hereof and (d) the Mortgage and Security Agreement, dated as of September 30, 1998, by TCS Office in favor of Lender with respect to the Real Property and related assets of TCS Office located at 455 Park Plaza Drive, La Crosse,

                         Wisconsin, as amended by the Mortgage Modification Agreement, dated as of the date hereof ."

                         (ix)   Participants. The term "Participant" contained
in the Loan Agreement and the other Financing Agreements is hereby amended to include, in addition and not in limitation, the Tranche B Term Loan Participant.

                         (x)    Revolving Loan Borrowers. Section 1.117 of the
Loan Agreement shall be deemed deleted in its entirety and replaced with the following:

                                "1.117 "Revolving Loan Borrowers" shall
                         mean, individually and collectively, HDPI, Brawn, GBM, Gump's, Tweeds LLC, Silhouettes LLC, HCS LLC, Domestications LLC, HDV, LWI and Keystone Internet."

                         (xi)   Revolving Loan Limit.  Section 1.119 of the Loan
Agreement shall be deemed deleted and replaced in its entirety with the following:

                                "1.119 "Revolving Loan Limit" shall mean, at
                         any time, the amount equal to (a) $82,500,000 minus
                         (b) the sum of (i) the amount of outstanding Letter of Credit Accommodations at such time, (ii) the original principal amount of all of the Tranche A Term Loans, and (iii) the original principal amount of the Tranche B Term Loan."

                         (xii)  Tranche A Term Loans.  All references to the
"Term Loans" herein and in the Loan Agreement and the other Financing Agreements are hereby redesignated "Tranche A Term Loans" and shall be deemed amended to mean, individually and collectively, the Obligations evidenced by the Second Restated HDPI Term Note, the Second Restated Hanover Realty Term Note, the Restated TCS Factory Term Note and the Restated TCS Office Term Note.

                  (c) Interpretation. All capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Loan Agreement.

         2. Assumption of Obligations; Amendments to Guarantees and Financing Agreements;

                  (d) Keystone Internet hereby expressly (i) assumes and agrees to be directly liable to Lender, jointly and severally with the other Borrowers, for all Obligations under, contained in, or arising out of the Loan Agreement and the other Financing Agreements applicable to all Borrowers and as applied to Keystone Internet as a Borrower and Guarantor, (ii) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Loan Agreement and the other Financing Agreements applicable to all Borrowers and as applied to Keystone Internet as a Borrower and Guarantor, with the same force and effect as if Keystone Internet had originally executed and been an original Borrower and Guarantor party signatory to the Loan Agreement and the other Financing Agreements, and (iii) agrees that Lender shall have all rights, remedies and interests, including security interests in and to the Collateral granted pursuant to the Loan Agreement and the other Financing Agreements, with respect to Keystone Internet and its properties and assets with the same force and effect as Lender has with respect to the other Borrowers and their respective assets and properties as if Keystone Internet had originally executed and had been an original Borrower and Guarantor party signatory to the Loan Agreement and the other Financing Agreements.

                  (e) Each of the respective Guarantee and Waivers, dated November 14, 1995, made by the Existing Borrowers as of that date in their capacities as Guarantors, as heretofore amended (collectively, the "Borrower Guarantees") shall be deemed further amended to include Keystone Internet as an additional Guarantor party signatory thereto. Keystone Internet hereby expressly
(i) assumes and agrees to be directly liable to Lender, jointly and severally with the other Borrowers signatories thereto and the Guarantors, for all Obligations as defined in the Borrower Guarantees, (ii) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Borrower Guarantees with the same force and effect as if Keystone Internet had originally executed and been an original party signatory to each of the Borrower Guarantees, and (iii) agrees that Lender shall have all rights, remedies and interests with respect to Keystone Internet and its properties under the Borrower Guarantees with the same force and effect as if Keystone Internet had originally executed and been an original party signatory to each of the Borrower Guarantees.

                  (f) Keystone Internet, in its capacity as Guarantor, hereby expressly and specifically ratifies, restates and confirms the terms and conditions of the Guarantee and Waiver, dated as of September 30, 1998, by Keystone Internet and the other Guarantor parties thereto in favor of Lender and its liability for all of the Obligations (as defined in such Guarantee), and all other obligations, liabilities, agreements and covenants in respect of the Existing Borrowers thereunder.

         3.       Tranche A Term Loans.

                  (g)    Restated HDPI Term Loan.

                         (i)    HDPI hereby acknowledges, confirms and agrees
that as of the date hereof and immediately before giving effect to this Amendment, HDPI is indebted to Lender for the Obligations evidenced by the Restated HDPI Term Note in the principal amount of $3,600,000 (the "Existing HDPI Term Loan"), plus accrued fees and interest thereon. On the date hereof, subject to the terms and conditions contained herein, Lender is making an additional term loan to HDPI in the amount of $800,000, which, together with the Existing HDPI Term Loan Balance, shall be consolidated and evidenced by and be due and payable pursuant to the terms of the Second Restated HDPI Term Note.

                         (ii)   The Second Restated HDPI Term Note shall (i)
supersede, amend and restate the Restated HDPI Term Note in its entirety and
(ii) be secured by all of the Collateral.

                         (iii)  The amendment and restatement contained herein
and in the Second Restated HDPI Term Note, shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, any of the Obligations evidenced by or arising under the Financing Agreements, and the liens and security interests securing such Obligations shall not in any manner be impaired, limited, terminated, waived or released.

                  (h)    Restated Hanover Realty Term Loan.

                         (i)    Hanover Realty hereby acknowledges, confirms and
agrees that as of the date hereof and immediately before giving effect to this Amendment, Hanover Realty is indebted to Lender for the Obligations evidenced by the Restated Hanover Realty Term Note in the principal amount of $10,200,000 (the "Existing Hanover Realty Term Loan"), plus accrued fees and interest thereon. On the date hereof, subject to the terms and conditions contained herein, Lender is making an additional term loan to Hanover Realty in the amount of $3,160,000, which, together with the Existing Hanover Realty Term Loan Balance, shall be consolidated and evidenced by and be due and payable pursuant to the terms of the Second Restated Hanover Realty Term Note.

                         (ii)   The Second Restated Hanover Realty Term Note
shall (i) supersede, amend and restate the Restated Hanover Realty Term Note in its entirety and (ii) be secured by all of the Collateral.

                         (iii)  The amendment and restatement contained herein
and in the Second Restated Hanover Realty Term Note, shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, any of the Obligations evidenced by or arising under the Financing Agreements, and the liens and security interests securing such Obligations shall not in any manner be impaired, limited, terminated, waived or released.

                  (i)    Restated TCS Factory Term Loan.

                         (i)    TCS Factory hereby acknowledges, confirms and
agrees that as of the date hereof and immediately before giving effect to this Amendment, TCS Factory is indebted to Lender for the Obligations evidenced by the TCS Factory Term Note in the principal amount of $2,790,000 (the "Existing TCS Factory Term Loan"), plus accrued fees and interest thereon. On the date hereof, subject to the terms and conditions contained herein, Lender is making an additional term loan to TCS Factory in the amount of $1,073,000, which, together with the Existing TCS Factory Term Loan Balance, shall be consolidated and evidenced by and be due and payable pursuant to the terms of the Restated TCS Factory Term Note.

                         (ii)   The Restated TCS Factory Term Note shall (i)
supersede, amend and restate the TCS Factory Term Note in its entirety and (ii) be secured by all of the Collateral.

                         (iii)  The amendment and restatement contained herein
and in the Restated TCS Factory Term Note, shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, any of the Obligations evidenced by or arising under the Financing Agreements, and the liens and security interests securing such Obligations shall not in any manner be impaired, limited, terminated, waived or released.

                  (j)    Restated TCS Office Term Loan.

                         (i)    TCS Office hereby acknowledges, confirms and
agrees that as of the date hereof and immediately before giving effect to this Amendment, TCS Office is indebted to Lender for the Obligations evidenced by the TCS Office Term Note in the principal amount of $945,000 (the "Existing TCS Office Term Loan"), plus accrued fees and interest thereon. On the date hereof, subject to the terms and conditions contained herein, Lender is making an additional term loan to TCS Office in the amount of $344,000, which, together with the Existing TCS Office Term Loan Balance, shall be consolidated and evidenced by and be due and payable pursuant to the terms of the Restated TCS Office Term Note.

                         (ii)   The Restated TCS Office Term Note shall (i)
supersede, amend and restate the TCS Office Term Note in its entirety and (ii) be secured by all of the Collateral.

                         (iii)  The amendment and restatement contained herein
and in the Restated TCS Office Term Note, shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, any of the Obligations evidenced by or arising under the Financing Agreements, and the liens and security interests securing such Obligations shall not in any manner be impaired, limited, terminated, waived or released.

         4.       Tranche B Term Loan.

                  (k) Subject to and upon the terms and conditions contained herein and in the other Financing Agreements, Lender shall, contemporaneously herewith, make a term loan to the Tranche B Term Loan Borrowers in the principal amount of $7,500,000 (the "Tranche B Term Loan"). The Tranche B Term Loan is (i) evidenced by the Tranche B Term Note in such original principal amount duly executed and delivered by the Tranche B Term Loan Borrowers to Lender concurrently herewith; (ii) to be repaid, together with interest and other amounts, in accordance with this Agreement, the Tranche B Term Note, and the other Financing Agreements; and (iii) secured by all of the Collateral;

                  (l) All Obligations in respect of the Tranche B Term Loan shall be due and payable upon the earlier of (i) the termination of the Loan Agreement and the other Financing Agreements or (ii) March 24, 2003.

         5. Amendments to Revolving Accounts Loans. Section 2.1(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
                  "(a)   Revolving Accounts Loans.  Subject to and upon the
terms and conditions contained herein and in the other Financing Agreements, Lender shall, from time to time, make Revolving Loans as follows:

                         (i)    to each of the Deferred Billing Borrowers, at
its request, Revolving Loans of up to seventy percent (70%) of its respective Net Amounts of Eligible Deferred Billing Receivables, or such greater or lesser percentages thereof as Lender shall, in its sole discretion, determine from time to time (the "Deferred Billing Loan Formula"); provided, however, that no Revolving Loans in respect of Eligible Deferred Billing Receivables shall be made available or be permitted to remain outstanding, unless Lender receives written notification from the applicable Deferred Billing Borrowers of their intention to commence or continue as to new sales one or more Deferred Billing Option Programs, which notice shall describe the program in reasonable detail and be received by Lender not less than thirty (30) days prior to the commencement of each applicable Program Quarter;

                         (ii)   to each of the Installment Billing Borrowers, at
its request, Revolving Loans of up to seventy percent (70%) of its respective Net Amounts of Eligible Installment Billing Receivables, or such greater or lesser percentages thereof as Lender shall, in its sole discretion, determine from time to time (the "Installment Billing Loan Formula"); provided, however, that no Revolving Loans in respect of Eligible Installment Billing Receivables shall be made available or be permitted to remain outstanding, unless Lender receives written notification from the applicable Installment Billing Borrowers of their intention to commence or continue as to new sales one or more Installment Billing Programs, which notice shall describe the program in reasonable detail and be received by Lender not less than thirty (30) days prior to the commencement of each applicable Program Quarter;

                         (iii)  to each of the Revolving Loan Borrowers, at its
request, Revolving Loans of up to seventy percent (70%) of its respective Net Amounts of Eligible Credit Card Receivables, or such greater or lesser percentages thereof as Lender shall, in its sole discretion, determine from time to time (the "Credit Card Receivable Loan Formula"); and

                         (iv)   to each of the Fulfillment Contract Borrowers,
at its request, Revolving Loans of up to eighty percent (80%) of its respective Net Amounts of Eligible Fulfillment Contract Receivables, or such greater or lesser percentages thereof as Lender shall, in its sole discretion, determine from time to time (the "Fulfillment Contract Receivable Loan Formula")."

         6. Revolving Accounts Loans. Section 2.2(j) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "(j)   Without limiting the foregoing lending sublimits, (i)
         the aggregate amount of Revolving Loans shall not at any one time outstanding exceed the Revolving Loan Limit for all Revolving Loan Borrowers and (ii) the aggregate amount of Revolving Accounts Loans for all Deferred Billing Borrowers, Installment Billing Borrowers, Fulfillment Contract Borrowers and any other applicable Revolving Loan Borrowers shall not at any one time outstanding exceed $15,000,000. Lender shall have the right, from time to time, to establish and revise Revolving Accounts Loan sublimits for each Deferred Billing Borrower, Installment Billing Borrower, Fulfillment Contract Borrower and each other applicable Revolving Loan Borrower within the overall $15,000,000 sublimit applicable to all Revolving Accounts Loans."

         7.       Additional Condition Precedent to Revolving Loans. A new
Section 3.3 of the Loan Agreement is hereby added immediately after Section 3.2 as follows:

                  "3.3 Minimum Excess Loan Availability Requirement. Each Revolving Loan and each Letter of Credit Accommodation to be made on March __, 2000 and thereafter is subject to the prior or contemporaneous satisfaction of the additional condition precedent (which may be waived, in whole or in part, only by Lender in writing) that, as of the date of any such request for a Revolving Loan or Letter of Credit Accommodation, the sum, as determined by Lender, of Excess Loan Availability of Revolving Loans Borrowers plus the undrawn amounts under the Richemont $10,000,000 Credit Agreements shall be not less than $3,000,000 after giving effect to such Revolving Loan or Letter of Credit Accommodation."

         8. Fees. In addition to all other fees, charges, interest and expenses payable by Borrowers to Lender under the Loan Agreement and the other Financing Agreements, Borrowers shall pay to Lender the following additional fees:

                  (m) Closing Fee. Borrowers shall pay to Lender, contemporaneously herewith, a closing fee in the amount of $1,250,000, which fee is fully earned as of the date hereof; provided, that Borrowers shall be entitled to a credit of $250,000 against such closing fee in respect of the commitment fee paid by Hanover in consideration of the issuance of the Commitment Letter, dated March 9, 2000, among Borrowers, Guarantors and Lender.

                  (n) Tranche B Closing Fee. Tranche B Term Loan Borrowers shall pay to Lender, contemporaneously herewith, a closing fee in the amount of $150,000, which fee is fully earned as of the date hereof and may be charged into the loan account of any Tranche B Term Loan Borrower.

                  (o) Tranche B Facility Fees. Borrowers shall pay to Lender an annual facility fee in respect of the Tranche B Term Loan of $75,000, for each year or part thereof during the Term of the Loan Agreement, which fee shall be fully earned and payable on each anniversary date of the Loan Agreement during the Term and for so long thereafter as any of the Obligations are outstanding and may be charged into the loan account of any Tranche B Term Loan Borrower.

         9. No Prepayments of Tranche A and Tranche B Term Loans. Section 2.9(c) of the Loan Agreement is hereby deleted and replaced with the following:
"[(c) Intentionally Omitted]"

         10.      Indebtedness.

                  (p)    Effective on the effectiveness of this Amendment, (i)
Section 6.3(h) of the Loan Agreement is hereby deleted and such Indebtedness of Borrowers to UBS shall no longer be permitted other than obligations and liabilities under the UBS Agreements that expressly survive the termination thereof; provided, that, all such Indebtedness shall be subordinated in right of payment of Lender to receive the prior indefeasible payment in full of all Obligation as provided in Section 6.3(h) hereof remain subject to the terms and conditions of the Subordination Agreement, dated December 18, 1996, between Richemont and the Borrower and Guarantor parties thereto and (ii) Section 3 of the Seventh Amendment to Loan Agreement is hereby deleted and such contingent Indebtedness of Borrowers to UBS shall no longer be permitted other than obligations and liabilities under the UBS Agreements that expressly survive the termination thereof; provided, that, all such Indebtedness shall remain shall be subordinated in right of payment of Lender to receive the prior indefeasible payment in full of all Obligation as provided in Section 6.3(h) hereof remain subject to the terms and conditions of the Subordination Agreement, dated December 18, 1996.

                  (q) Section 6.3 of the Loan Agreement is hereby amended by deleting the word "and" appearing at the end of Section 6.3(g), replacing the period with a semicolon and the word "and" appearing at the end of Section 6.3(h) and adding new Sections 6.3(i) and (j) immediately thereafter, as follows:

                         "(i)   unsecured Indebtedness of Borrowers and
                  Guarantors to Richemont evidenced by the Richemont $10,000,000 Credit Agreements; provided, that, each of the following conditions are satisfied as determined by Lender:

                         (i) if at any time Excess Loan Availability, as determined by Lender, is less than $3,000,000, Lender shall have the right to request and Richemont shall be obligated to remit proceeds of amounts that otherwise would be available under the Richemont $10,000,000 Credit Agreements directly to the Blocked Account as provided by the Richemont $10,000,000 Call Agreement to repay Obligations in an amount sufficient in Lender's discretion, such that Excess Loan Availability shall, after application of such payments to the Obligations, be at least $3,000,000;

                         (ii) such Indebtedness and related obligations are subject to, and subordinated in right of payment to, the prior right of Lender to receive the prior indefeasible payment in full of the Obligations in accordance with the terms and conditions of the written subordination agreement, dated March 24, 2000, between Lender and Richemont related to such Indebtedness;

                         (iii) Borrowers and Guarantors shall not, directly or indirectly, make any payments or prepayments of principal or interest in respect of such Indebtedness, or any expenses related thereto, except, that, (A) Borrowers and Guarantors may make regularly scheduled payments of interest to Richemont when due and a facility fee each month in the amount of $79,200 so long as no Event of Default or Incipient Default exists or has occurred and is continuing and (B) Borrowers and Guarantors may make from time to time payments of principal to Richemont in respect of such Indebtedness; provided, that, as to any such payment, each of the following conditions shall have been satisfied as determined by Lender: (1) Lender shall have received not less than five (5) Business Days' prior written notice of the intention of Borrowers or Guarantors to make such payment, which written notice shall set forth the amount of the payment intended to be made, the then current outstanding amount of principal and such other information with respect thereto as Lender may reasonably request, (2) as of the date of and after giving effect to any such payment, the Excess Availability of Borrowers on such date and for each of the immediately preceding thirty (30) consecutive days shall have been not less than $5,000,000, and (3) as of the date of any such payment and after giving effect thereto, no Event of Default or Incipient Default shall exist or have occurred and be continuing;

                         (iv) Borrowers and Guarantors shall not, directly or indirectly, (A) amend, modify, alter or change the terms of the arrangements or any agreements with respect to such Indebtedness, or (B) redeem, retire, defease, purchase or otherwise acquire any such Indebtedness or set aside or otherwise deposit or invest any sums for such purpose, other than through the exercise by Richemont of the right to convert all or any part of such Indebtedness to common stock in accordance with the terms and conditions of the Richemont $10,000,000 Credit Agreements as in effect on the date of execution and delivery thereof and the written subordination agreement referred to in Section 6.3(i) hereof;

                  and (v) Borrowers and Guarantors shall furnish to Lender all notices, demands or other materials in connection with such Indebtedness promptly after the receipt thereof by them or currently with the sending thereof by them or on their behalf, as the case may be; and

                  (j) unsecured Indebtedness of Borrowers and Guarantors to Richemont evidenced by the Richemont $25,000,000 Credit Agreements; provided, that, each of the following conditions are satisfied as determined by Lender:

                         (i) such Indebtedness and related obligations are subject to, and subordinated in right of payment to, the prior right of Lender to receive the prior indefeasible payment in full of the Obligations in accordance with the terms and conditions of the written subordination agreement, dated March 24, 2000, between Lender and Richemont related to such Indebtedness;

                         (ii) Borrowers and Guarantors shall not, directly or indirectly, make any payments or prepayments of principal or interest in respect of such Indebtedness, or any expenses related thereto, except, that, Borrowers and Guarantors may make regularly scheduled payments of interest to Richemont when due and a facility fee each month in the amount of $62,500 so long as no Event of Default or Incipient Default exists or has occurred and is continuing;

                         (iii) Borrowers and Guarantors shall not, directly or indirectly, (A) amend, modify, alter or change the terms of the arrangements or any agreements with respect to such Indebtedness, or (B) redeem, retire, defease, purchase or otherwise acquire any such Indebtedness or set aside or otherwise deposit or invest any sums for such purpose, other than through the exercise by Richemont of the right to convert all or any part of such Indebtedness to common stock in accordance with the terms and conditions of the Richemont $25,000,000 Credit Agreements as in effect on the date of execution and delivery thereof and the written subordination agreement referred to in Section 6.3(j) hereof;

                         and (v) Borrowers and Guarantors shall furnish to
                  Lender all notices, demands or other materials in connection with such Indebtedness promptly after the receipt thereof by them or currently with the sending thereof by them or on their behalf, as the case may be."

         11. Additional Collateral Reporting. Section 6.18(a) of the Loan Agreement is hereby amended by adding new subsections (xiv) and (xv) immediately after subsection (xiii) as follows:

                  "(xiv) Weekly (or more frequently if requested by Lender) reports on the Accounts of each Borrower and Guarantor in respect of Credit Card Receivables, including, without limitation, Accounts in respect of Deferred Billing Option Programs and Installment Billing Programs and other deferred billing and installment billing Accounts of Borrowers and Guarantors and monthly agings with respect to all other Accounts of each Borrower and

         Guarantor, including, as to the foregoing, the aggregate outstanding amounts, prepayments, accruals and returns and other credits.

                  (xv) Weekly (or more frequently if requested by Lender), a schedule of all sales made, credits and collections on the Accounts of each Borrower and Guarantor in respect of all Fulfillment Contract Receivables of Borrowers and Guarantors and monthly agings with detail by each account debtors party to any Fulfillment Contracts of such Borrowers and all Fulfillment Contract Receivables of each Borrower and Guarantor, including, as to the foregoing, the aggregate outstanding amounts, prepayments, accruals and returns and other credits.

                  (xvi) Borrowers shall upon the request of Lender furnish or cause to be furnished to Lender copies of all Fulfillment Contracts."

         12.      Additional Accounts Covenants.

                  (a) Subsection 6.12A(a)(iii) of the Loan Agreement is hereby amended by inserting between word "Receivables" and the period appearing in the fourth line of that Subsection the following: "or Eligible Credit Card Receivables and all Eligible Fulfillment Contract Receivables".

                  (b) As of the date hereof, all of the Fulfillment Contracts of Fulfillment Contracts Borrowers are set forth on Schedule A hereto. Borrowers shall furnish, or cause to be furnished, to Lender upon the execution and delivery of any Fulfillment Contract entered into by Fulfillment Contract Borrower, a true, correct and complete copy of such Fulfillment Contract.

         13. Consolidated Working Capital. Section 6.19 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "6.19  Consolidated Working Capital.

                         (a) Hanover shall maintain Consolidated Working Capital, calculated on a consolidated basis for Hanover and its Subsidiaries, of not less than the following amounts as at the end of each of the following fiscal months:

                                Period                      Amount
                         (i)    January 1997 through        ($5,000,000)
                                March 1997

                         (ii)   April 1997 through                ($-0-)
                                November 1997

                         (iii)  December 1997              ($10,000,000)"
                                March 2000

                         (b) Hanover shall, commencing with the fiscal month ending April 2000 and for each fiscal month thereafter in any fiscal year thereafter, maintain Consolidated Working Capital, calculated on a consolidated basis for Hanover and its Subsidiaries, of not less than the following amounts as at the end of each such fiscal month for each such fiscal:

                                Period                             Amount

                                April                              $20,000,000
                                May                                $20,000,000
                                June                               $20,000,000
                                July                               $20,000,000
                                August                             $20,000,000
                                September                          $20,000,000
                                October                            $20,000,000
                                November                           $20,000,000
                                December                           $20,000,000
                                January                            $12,500,000
                                February                           $12,500,000
                                March                              $20,000,000"

         14. Consolidated Net Worth. Section 6.20 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "6.20  Consolidated Net Worth.

                         (a) Hanover shall maintain Consolidated Net Worth, calculated on a consolidated basis for Hanover and its Subsidiaries, of not less than the following amounts as at the end of each of the following fiscal months:

                                Period                            Amount

                         (i)    January 1997                      $14,000,000
                                through March 1997

                         (ii)   April 1997 through                $21,500,000
                                March 2000

                         (b) Hanover shall commencing with the fiscal month ending April 2000 and for each fiscal month thereafter in any fiscal year thereafter, maintain Consolidated Net Worth, calculated on a consolidated basis for Hanover and its Subsidiaries, of not less than the following amounts as at the end of each such fiscal month for each such fiscal:

                                    Period                       Amount

                                    April                        $34,000,000

                                    May                          $34,000,000
                                    June                         $34,000,000
                                    July                         $30,000,000
                                    August                       $30,000,000
                                    September                    $30,000,000
                                    October                      $30,000,000
                                    November                     $30,000,000
                                    December                     $37,500,000
                                    January                      $37,500,000
                                    February                     $37,500,000
                                    March                        $34,000,000"

         15. Capital Expenditures. A new Section 6.30 of the Loan Agreement is hereby added at the end of Section 6.29 as follows:

                         "6.30 Capital Expenditures. Hanover and its
                  Subsidiaries shall not, directly or indirectly, in any fiscal year of Hanover and its Subsidiaries make any Capital Expenditures of an aggregate amount not to exceed $5,000,000, plus the amount of any cash proceeds obtained by Hanover and its Subsidiaries from the sale of any Capital Stock or from subordinated indebtedness under the Richemont Credit Facilities other than proceeds of loans under the Richemont $10,000,000 Credit Agreements, in each case, to the extent permitted hereunder."

         16. EBITDA. A new Section 6.31 of the Loan Agreement is hereby added at the end of Section 6.30 as follows:

                  "6.31  EBITDA.

                         (a) Hanover and its Subsidiaries shall not, as to any fiscal quarter commencing on April 1, 2000, permit EBITDA of Hanover and its Subsidiaries commencing on the first day of each fiscal quarter of Hanover and its Subsidiaries and ending on the last day of the applicable fiscal quarter set forth below on a cumulative nine month year-to-date ("YTD") basis beginning April 1, 2000 through and including December 31, 2000, to be less than the respective amount set forth below opposite such fiscal quarter end YTD period:

                                    Fiscal Quarter
                                    End YTD Periods                Cumulative
                                 for Fiscal Year 2000            Minimum EBITDA

                                (i) April 1 through June 30       ($1,250,000)

                                (ii) April 1 through              ($1,250,000)
                                September 30

                                (iii) April through                $7,527,000
                                December 31

                         (b) Hanover and its Subsidiaries shall not, as to any fiscal quarter during the fiscal year 2001 of Hanover and its Subsidiaries, permit EBITDA of Hanover and its Subsidiaries commencing on the first day of such fiscal year and ending on the last day of the applicable fiscal quarter set forth below on a cumulative year-to-date basis ("YTD"), to be less than the respective amount set forth below opposite such fiscal quarter end YTD period:

                                     Fiscal Quarter
                                     End YTD Periods              Cumulative
                                  for Fiscal Year 2001          Minimum EBITDA

                                (i) January 1 through           ($ 1,000,000)
                                March 31

                                (ii)  January 1 through          $ 2,525,000
                                June 30

                                (iii) January 1 through          $ 5,555,000
                                September 30

                                (iv) January 1 through           $17,812,000
                                December 31

                         (c) Hanover and its Subsidiaries shall not, as to any fiscal quarter during the fiscal year 2002 of Hanover and its Subsidiaries, permit EBITDA of Hanover and its Subsidiaries commencing on the first day of such fiscal year and ending on the last day of the applicable fiscal quarter set forth below on a cumulative year-to-date basis ("YTD"), to be less than the respective amount set forth below opposite such fiscal quarter end YTD period:


                                     Fiscal Quarter
                                     End YTD Periods                Cumulative
                                  for Fiscal Year 2002            Minimum EBITDA


                                (i) January 1 through             ($ 1,000,000)
                                March 31, 2002

                                (ii) January 1 through             $ 2,525,000
                                June 30, 2002

                                (iii) January 1 through            $ 5,555,000
                                September 30, 2002

                                (iv) January 1 through             $17,812,000
                                December 31, 2002

                         (d) Hanover and its Subsidiaries shall not, as to the first fiscal quarter during the fiscal year 2003 of Hanover and its Subsidiaries, permit EBITDA of Hanover and its Subsidiaries commencing on the first day of such fiscal year and ending on the last day of the first fiscal quarter set forth below on a cumulative year-to-date basis ("YTD"), to be less than the respective amount set forth below opposite such fiscal quarter end YTD period:

                                     Fiscal Quarter
                                     End YTD Periods              Cumulative
                                  for Fiscal Year 2002          Minimum EBITDA


                                (i) January 1 through           ($ 1,000,000)
                                March 31, 2003

                         (e)    provided, that, as to any applicable period in
                  Section 6.31(a), (b), (c) or (d) , to the extent that Hanover and Borrowers shall have received any cash proceeds from the sale of any Capital Stock or from the proceeds of loans in respect of any subordinated indebtedness under the Richemont Credit Facilities other than proceeds of loans under the Richemont $10,000,000 Credit Agreements, in each case, to the extent permitted hereunder, then the amount of such cash proceeds shall be added back to EBITDA for purposes of determining cumulative EBITDA for the applicable period and for each subsequent quarterly period during the then-current fiscal year."

         17. Excess Loan Availability Test. A new Section 6.32 of the Loan Agreement is hereby added at the end of Section 6.31 as follows:

                  "6.32  Excess Loan Availability.

                         (a) If at any time no amounts are available under the Richemont $10,000,000 Credit Agreements or the Richemont $10,000,000 Credit Agreements have been terminated or not renewed, Borrowers shall at all times thereafter maintain Excess Loan Availability of not less $3,000,000.

                         (b) Upon receipt of any amounts remitted to Lender under the Richemont Credit Facilities or the Richemont $10,000,000 Call Agreement as provided hereunder, Lender may, at its option, either (i) apply such amounts to the repayment of the Obligations in such order and manner as Lender may determine subject to the right of Lender to establish a reserve against the Revolving Loans and Letter of Credit Accommodations available under the lending formulas in an amount equal to the amounts received pursuant to the Richemont Credit Facility or the Richemont $10,000,000 Call Agreement or
                  (ii) hold any or all of the funds received by Lender pursuant to any of the loans as cash collateral, on terms and conditions acceptable to Lender. In such event Borrowers shall execute and deliver to Lender such other agreements with respect thereto as Lender may require. Borrowers do not have and shall not have any property or other interest in any of the loans under the Richemont $10,000,000 Credit Facilities or any amounts under the Richemont $10,000,000 Call Agreement. This Section 6.31(b) shall survive the repayment of the Obligations and the termination or non-renewal of this Agreement."

         18. Additional Events of Default. Section 7.1 of the Loan Agreement is hereby amended by replacing the period appearing at the end of
Section 7.1(j) with a semicolon and the word "and" and adding a new Section 7.1(k) as follows:

                         "(k)   Richemont shall send notice that the Richemont
                  $10,000,000 Call Agreement shall otherwise not be extended or renewed or shall cease to be in full force and effect except in accordance with their terms or shall be void or invalid or Richemont shall fail to make any advances under the Richemont Credit Facilities or remit any amounts to Lender pursuant to the Richemont $10,000,000 Call Agreement, as the case may be, in accordance with their terms, or deny it has any further liability or obligation thereunder or shall revoke, terminate or purport to revoke or terminate any of Richemont Credit Facilities or the Richemont $10,000,000 Call Agreement, or any injunctive relief or restraining order is sought or granted which does or would, if granted, limit or impair the right of Lender to request that payments be made pursuant to the Richemont $10,000,000 Call Agreement in accordance with the terms or retain any funds remitted to Lender thereunder, as the case may be."

         19.      Term.

                  (a) The first sentence of Section 9.1(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                         "(a)   This Agreement and the other Financing
                  Agreements shall become effective as of the date hereof and this Agreement shall continue in full force and effect for a term ending on January 31, 2004 (the "Renewal Date"), and from year-to-year thereafter, unless sooner terminated pursuant to the terms hereof."

                  (b) The first sentence of Section 9.1(f) of the Loan Agreement is hereby deleted and replaced with the following, effective with respect to any termination after the date hereof:

                         "(f)   If Lender terminates this Agreement or the other
                  Financing Agreements after the occurrence and during the continuance of an Event of Default or at the request of Borrowers prior to the Renewal Date, in view of the impracticality and extreme difficulty of ascertaining actual damages, and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits as a result thereof, Borrowers hereby agree to pay to Lender, upon the effective date of such termination, a fee (the "Early Termination Fee") in an amount equal to one-half of one percent ( 1/2%) of the Maximum Credit, if such termination is effective on or before January 30, 2004."

         20. Costs and Expenses. Section 9.9 of the Loan Agreement is hereby amended by adding between the word "hereunder" and the comma appearing in the fifth line up from the last line of that Section, the following: "including, without limitation, the right to demand payment of all costs and expenses in connection with this Agreement and the other Financing Agreements, as provided by Section 9.2 hereof,".

         21. Use of Proceeds. Borrowers shall use the initial proceeds of the Revolving Loans, the additional advances of the Tranche A Term Loans and the Tranche B Term Loan provided by Lender hereunder only for: (a) payments to each of the other persons listed in the disbursement direction letter furnished by Borrowers to Lender on or about the date hereof, and (b) costs, expenses and fees in connection with the preparation, negotiation, execution and delivery of this Amendment and the other Financing Agreements. All other Loans made or Letter of Credit Accommodations provided by Lender to Borrowers pursuant to the provisions hereof shall be used by Borrowers only for general operating, working capital and other proper corporate purposes of Borrowers not otherwise prohibited by the terms of the Loan Agreement.

         22.      Exhibits.

                  (a) Exhibits A, B-3, B-4, E, G, H-1, H-2 and H-3 to the Loan Agreement are hereby deleted in their entirety and replaced with the information set forth on Exhibits A, B, C, D, F, G, H and I hereto.

                  (b) Exhibit F to the Loan Agreement is hereby amended to include, in addition and not in limitation, the information set forth on Exhibit E attached hereto.

         23. Representations, Warranties and Covenants. Borrowers and Guarantors represent, warrant and covenant with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Loans or Letter of Credit Accommodations by Lender to Borrowers:

                  (a) This Amendment and each other agreement or instrument to be executed and delivered by each Borrower and/or Guarantor hereunder have been duly authorized, executed and delivered by all necessary action on the part of each of Borrower and each Guarantor which is a party hereto and thereto and, if necessary, their respective stockholders (with respect to any corporation) or members (with respect to any limited liability company), and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each Borrower and/or Guarantor, as the case may be, contained herein and therein constitute legal, valid and binding obligations of each Borrower and/or Guarantor, as the case may be, enforceable against them in accordance with their terms.

                  (b) Each of the Richemont $10,000,000 Credit Agreements and the Richemont $25,000,000 Credit Agreements (i) has been duly authorized, executed and delivered by all necessary action on the part of each of Borrowers and Guarantors, and, if necessary, their respective stockholders (with respect to any corporation) or members (with respect to any limited liability company), and (ii) is in full force and effect as of the date hereof, as the case may be. The agreements and obligations of each of each Borrower and Guarantor under the Richemont $10,000,000 Credit Agreements and the Richemont $25,000,000 Credit Agreements constitute legal, valid and binding obligations of each Borrower and/or Guarantor, as the case may be, enforceable against them in accordance with terms. Borrowers and Guarantors have delivered, or cause to be delivered to Lender, true, correct and complete copies of each of the Richemont $10,000,000 Credit Agreements and the Richemont $25,000,000 Credit Agreements

                  (c) Neither the execution and delivery of this Amendment or any of the agreements, documents or instruments to be delivered pursuant to this Agreement has violated or shall violate any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect applicable to Borrowers or Guarantors, or does or shall conflict with or result in the breach of, or constitute a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which Borrowers or Guarantors is a party or may be bound, or shall violate any provision of the Certificates of Incorporation or By-Laws of Borrowers or Guarantors.

                  (d) No action of, or filing with, or consent of any governmental or public body or authority, other than the recording of the modification agreements with respect to the Mortgages executed and delivered to Lender pursuant to this Amendment, and no approval or consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment and each other agreement or instrument to be executed and delivered pursuant to this Amendment.

                  (e) Neither the execution and delivery of the Richemont $10,000,000 Credit Agreements and the Richemont $25,000,000 Credit Agreements, or any other agreements, documents or instruments in connection therewith, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof has violated or shall violate any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect, or does, or shall conflict with or result in the breach of, or constitute a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which Hanover or any other Guarantor or any Borrower is a party or may be bound, or does or shall violate any provision of the Certificate of Incorporation or By-Laws of Hanover of any other Guarantor or any Borrower.

                  (f) All of the representations and warranties set forth in the Loan Agreement as amended hereby, and the other Financing Agreements, are true and correct in all material respects after giving effect to the provisions of this Amendment, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

                  (g) All necessary amendments, supplements and agreements have been executed and delivered, and all necessary actions required by the Series A Note Agreements the Series B note Agreements and the Littlestown IDB Agreements have been taken in accordance with the Series A Note Agreements, the Series B Note Agreements and the Littlestown IDB Agreements, as the case may be, in connection with the transactions contemplated by this Amendment. All notices, supplements and disclosure documents required to be delivered to any trustee or other person under the Series A Note Agreements, the Series B Note Agreements and the Littlestown IDB Agreements in connection with the transactions contemplated by this Amendment, have been timely delivered.

                  (h) All of the obligations, liabilities and indebtedness arising under each of the UBS Agreements, the Richemont Reimbursement Agreement, the Series A Note Agreements, the

Series B Note Agreements, and the Littlestown IDB Agreements after giving effect to the transactions contemplated by this Amendment, shall have been indefeasibly discharged and paid in full, other than (i) non-material liabilities that may be owed to the remarketing agent under the Series A Note Agreements and the Series B Note Agreements and to the Littlestown Industrial Development Authority under the Littlestown IDB Agreements and (ii) the liabilities and obligations under any such agreements that by their terms expressly survive the termination thereof. All agreements, documents and instruments in respect of the UBS Agreements, the Richemont Reimbursement Agreement, the Series A Note Agreements, the Series B Note Agreements and the Littlestown IDB Agreements have been terminated in accordance with their terms as amended, modified or supplemented through the date hereof.

                  (i) Neither the redemption of any of the Littlestown Bonds nor the repurchase of any of the Series A Notes or the Series B Notes, nor the termination of the UBS Agreements and the cancellation of any of the UBS Letters of Credit, nor any other agreements, documents or instruments in connection therewith, nor the consummation of such transactions, nor compliance with the provisions thereof has violated or shall violate any Federal or State securities laws or any other law or regulation or, to the knowledge of Borrowers or Guarantors, any order or decree of any court or governmental instrumentality in any respect, or does, or shall conflict with or result in the breach of, or constitute a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which any Guarantor or any Borrower is a party or may be bound, or does or shall violate any provision of the Certificate of Incorporation or By-Laws of any Borrower or any Guarantor.

                  (j) After giving effect to the provisions of this Amendment, no Event of Default or Incipient Default exists or has occurred and is continuing.

         24. Conditions Precedent. Concurrently with the execution and delivery hereof (except to the extent otherwise indicated below), and as a further condition to the effectiveness of this Amendment and the agreement of Lender to the modifications and amendments set forth in this Amendment:

                  (a) Lender shall have received an executed original or executed original counterparts of this Amendment, as the case may be, duly authorized, executed and delivered by Borrowers and Guarantors;

                  (b) Each of Borrowers and Guarantors shall have delivered to Lender, in form and substance satisfactory to Lender, each of the following agreements to which it is a party, duly authorized, executed and delivered:

                         (i)    Guarantee and Waiver by Guarantors, other than
Borrowers and Hanover, in favor of Lender with respect to the Obligations of Keystone Internet; and

                         (ii)   Guarantee and Waiver by Borrowers in favor of
Lender with respect to the Obligations of Keystone Internet;

                         (iii)  Guarantee and Waiver by Hanover in favor of
Lender with respect to the Obligations of Keystone Internet;

                         (iv)   Blocked Account Agreements by and among The
First National Bank of Maryland, Borrowers, certain Guarantors and Lender providing for the establishment of a Blocked Account for Keystone Internet;

                         (v)    each of the Second Restated HDPI Term Note, the
Second Restated Hanover Realty Term Note, the Restated TCS Factory Term Note, the Restated TCS Office Term Note and the Tranche B Term Note; and

                         (vi)   original Second Mortgage Modification Agreement
between HDPI and Lender, an original Amendment No. 2 to the Deed of Trust, Assignment and Security Agreement between Hanover Realty and Lender, Mortgage Modification Agreement, between TCS Factory and Lender, and Mortgage Modification Agreement, between TCS Office and Lender;

                  (c) Lender shall have received, in form and substance satisfactory to Lender, updated endorsements to the existing title insurance policy or a new title insurance policy issued by Lawyers Title Insurance Corporation acceptable to Lender (vii) insuring the priority, amount and sufficiency of each of the Mortgages made by HDPI, Hanover Realty, TCS Factory and TCS Office, as amended, and (viii) containing any legally available endorsements, assurance or affirmative coverage requested by Lender for protection of its interests;

                  (d) Lender shall have received, in form and substance satisfactory to Lender, the Tranche B Term Loan Participation Agreement;

                  (e) Lender shall have received, in form and substance satisfactory to Lender, from the appraisal firms that have conducted the appraisals of the Real Property and Equipment, addressed to Lender or upon which Lender is expressly permitted to rely with respect to each such Appraisal;

                  (f) Lender shall have received, in form and substance satisfactory to Lender, all releases, terminations and such other documents as Lender may request to evidence and effectuate the termination (ix) of each of the UBS Letters of Credit and the UBS Agreements, (x) of the Richemont Guaranty and the Hanover Reimbursement Agreement, and (xi) of the Series A Note Agreements and the Series B Note Agreements, respectively, and evidence that all obligations have been paid in full with respect thereto, other than obligations and liabilities under such agreements that by their terms expressly survive the termination thereof;

                  (g) Lender shall have received, each in form and substance satisfactory to Lender, (xii) a true and complete copy of all of the Richemont Credit Facility agreements, documents and instruments related thereto, (xiii) the Richemont $10,000,000 Call Agreement, (xiv) written subordination agreement, dated as of the date hereof, between Richemont, and Lender, pursuant to which, among other things, Richemont shall have subordinated its right to payment under the Richemont $10,000,000 Credit Agreements to the prior indefeasible payment in full of all of the Obligations, to the extent provided therein, and (xv) written subordination agreement, dated as of the date hereof, between Richemont, and Lender, pursuant to which, among other things, Richemont shall have subordinated its right to payment under the Richemont $25,000,000 Credit Agreements to the prior indefeasible payment in full of all of the Obligations, to the extent provided therein, each duly authorized, executed and delivered by Hanover and Richemont;

                  (h) Lender shall have received, in form and substance satisfactory to Lender, evidence of the adoption and subsistence of authorizing resolutions of Richemont approving the execution, delivery and performance by Richemont of such Subordination Agreement and an opinion of Luxembourg counsel to Richemont addressed to Lender with respect to the due authorization, execution, validity and enforceability of such Subordination Agreement, and as to such other matters as Lender shall reasonably require.

                  (i) Borrowers and Guarantors shall have duly executed and delivered to Lender such UCC financing statements and other documents and instruments which Lender in its sole discretion has determined are necessary to perfect the security interests of Lender in all Collateral now or hereafter owned Borrowers and Guarantors;

                  (j) Each of the Keystone Internet, Tranche A Term Loan Borrowers and the Tranche B Term Loan Borrowers shall have delivered to Lender evidence, as of the most recent practicable date, that it is duly qualified and in good standing in each jurisdiction set forth in Exhibit A annexed hereto;

                  (k) Lender shall have received, in form and substance satisfactory to Lender, Secretary's or Assistant Secretary's Certificates of Directors' Resolutions with Shareholders' Consent evidencing the adoption and subsistence of corporate resolutions approving the execution, delivery and performance by Borrowers and the other Guarantors that are corporations of this Amendment and the agreements, documents and instruments to be delivered pursuant to this Amendment;

                  (l) Lender shall have received an opinion of counsel to Borrowers and other Guarantors with respect to the transactions contemplated by this Amendment and such other matters as Lender shall reasonably request, addressed to Lender, in form and substance and satisfactory to Lender; and

                  (m) each of Borrowers and Guarantors shall deliver, or cause to be delivered, to Lender a true and correct copy of any consent, waiver or approval to or of this Amendment, which any Borrower or Guarantor is required to obtain from any other Person, and such consent, approval or waiver shall be in a form reasonably acceptable to Lender.

         25. Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Loan Agreement or any of the other Financing Agreements, or waivers of or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control.

         26. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

         27. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

         28. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         29. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.



                         CONGRESS FINANCIAL CORPORATION

                         By:   /s/ Janet Last
                            ------------------------------

                         Title: Vice President
                               ---------------------------

                         HANOVER DIRECT PENNSYLVANIA, INC.

                         By:  /s/ Brian C. Harriss
                            ------------------------------

                         Title: Vice President
                               ---------------------------


                         BRAWN OF CALIFORNIA, INC.

                         By:  /s/ Brian C. Harriss
                            ------------------------------

                         Title: Vice President
                               ---------------------------


                         GUMP'S BY MAIL, INC.

                         By:  /s/ Brian C. Harriss
                            ------------------------------

                         Title: President
                               ---------------------------


                         GUMP'S CORP.

                         By:  /s/ Brian C. Harriss
                            ------------------------------

                         Title: Vice President
                               ---------------------------


                         LWI HOLDINGS, INC.

                         By:  /s/ Brian C. Harriss
                            ------------------------------

                         Title: Vice President
                               ---------------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                         HANOVER DIRECT VIRGINIA INC.

                         By:  /s/ Brian C. Harriss
                            ------------------------------

                         Title:    President
                               ---------------------------


                         HANOVER REALTY, INC.

                         By:  /s/ Brian C. Harriss
                            ------------------------------

                         Title:    President
                               ---------------------------


                         THE COMPANY STORE FACTORY, INC.

                         By:  /s/ Brian C. Harriss
                            ------------------------------

                         Title:     Vice President
                               ---------------------------


                         THE COMPANY OFFICE, INC.

                         By:  /s/ Brian C. Harriss
                            ------------------------------

                         Title:    Vice President
                               ---------------------------


                         KEYSTONE INTERNET SERVICES, INC.

                         By:  /s/ Brian C. Harriss
                            ------------------------------

                         Title:    Vice President
                               ---------------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                         TWEEDS, LLC

                         By:  /s/ Brian C. Harriss
                            ------------------------------

                         Title:   Vice President
                               ---------------------------

                         SILHOUETTES, LLC

                         By:  /s/ Brian C. Harriss
                            ------------------------------

                         Title:   Vice President
                               ---------------------------

                         HANOVER COMPANY STORE, LLC

                         By:  /s/ Brian C. Harriss
                            ------------------------------

                         Title:   Vice President
                               ---------------------------

                         DOMESTICATIONS, LLC

                         By:  /s/ Brian C. Harriss
                            ------------------------------

By their signatures below, the
undersigned Guarantors acknowledge
and agree to be bound by the
applicable provisions of this
Amendment:

HANOVER DIRECT, INC.


By:  /s/ Brian C. Harriss
   ------------------------------

Title:    Senior Vice President
      ---------------------------

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

AMERICAN DOWN & TEXTILE COMPANY

By:  /s/ Brian C. Harriss
   ------------------------------

Title:  Vice President
      ---------------------------

D.M. ADVERTISING, INC.


By:  /s/ Brian C. Harriss
   ------------------------------

Title:  President
      ---------------------------

LWI RETAIL, INC.


By:  /s/ Brian C. Harriss
   ------------------------------

Title:  Vice President
      ---------------------------


SCANDIA DOWN CORPORATION


By:  /s/ Brian C. Harriss
   ------------------------------

Title:  Vice President
      ---------------------------


KEYSTONE LIQUIDATIONS, INC.


By:  /s/ Brian C. Harriss
   ------------------------------

Title:  President
      ---------------------------


YORK FULFILLMENT COMPANY, INC.


By:  /s/ Brian C. Harriss
   ------------------------------

Title:  President
      ---------------------------

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

HANOVER HOME FASHIONS GROUP, LLC

By:  /s/ Brian C. Harriss
   ------------------------------

Title:   Vice President
      ---------------------------


KITCHEN & HOME, LLC

By:  /s/ Brian C. Harriss
   ------------------------------

Title:   Vice President
      ---------------------------


DOMESTICATIONS KITCHEN & GARDEN, LLC

By:  /s/ Brian C. Harriss
   ------------------------------

Title:   President
      ---------------------------

ENCORE CATALOG, LLC


By:  /s/ Brian C. Harriss
   ------------------------------

Title:   President
      ---------------------------


CLEARANCE WORLD OUTLETS, LLC


By:  /s/ Brian C. Harriss
   ------------------------------

Title:   President
      ---------------------------

                      [SIGNATURES CONTINUE ON NEXT PAGE]

                  [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

SANDIA DOWN, LLC

By:  /s/ Brian C. Harriss
   ------------------------------

Title:   Vice President
      ---------------------------


ERIZON, INC.

By:  /s/ Brian C. Harriss
   ------------------------------

Title:   President
      ---------------------------


HANOVER BRANDS, INC.

By:  /s/ Brian C. Harriss
   ------------------------------

Title:   President
      ---------------------------


ERIZON.COM, INC.

By:  /s/ Brian C. Harriss
   ------------------------------

Title:   President
      ---------------------------


LA CROSSE FULFILLMENT, LLC

By:  /s/ Brian C. Harriss
   ------------------------------

Title:   President
      ---------------------------


SAN DIEGO TELEMARKETING, LLC

By:  /s/ Brian C. Harriss
   ------------------------------

Title:  President
      ---------------------------



                                       38